UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity® High Income Central Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Central Fund	14.97%	7.48%	7.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,586	Fidelity® High Income Central Fund
$19,469	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 10.26% for the 12 months ending August 31, 2021, as high-yield bonds continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020 amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the U.S. election. In November, high yield shrugged off a modest downtrend by gaining 4%, as investors digested results of the election. As the calendar turned, investors grew more hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. For the full 12 months, lower-rated bonds (+21%) fared best, handily topping the B (+9%) and BB (+8%) credit tiers. By industry, returns were positive across the board, led by publishing/printing (+31%) and entertainment/film (+27%). Other standouts included air transportation (+26%) and aerospace (+17%). Energy, the largest group in the index this period, rose roughly 20%. In contrast, two defensive categories fared worst, as cable/satellite TV and utilities each gained about 4%, while telecommunications advanced 5%.

Comments from Co-Managers Alexandre Karam and Harley Lank:  For the fiscal year ending August 31, 2021, the fund gained 14.97%, outperforming the 10.26% result of the benchmark ICE BofA® US High Yield Constrained Index. The fund's core investment in high-yield bonds advanced 10.28% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in energy. Security selection in services and transportation ex air/rail also helped. Our out-of-benchmark stake in Denbury was the fund's top individual relative contributor, driven by a rise of roughly 390%. Also adding value was our overweighting in Chesapeake Energy, which gained 241%. Another top relative contributor was an out-of-benchmark stake in Mesquite Energy (+273%). Conversely, the primary detractor from performance versus the benchmark was positioning in utilities. Security selection in entertainment/film and an overweighting in cable/satellite TV also hurt the fund's relative result. The fund's largest individual relative detractor was an outsized stake in PG&E, which returned roughly 0% the past year. The company was among our biggest holdings. The fund's non-benchmark stake in Melco Crown returned -25% and hurt our relative result. Another notable relative detractor was a non-benchmark stake in Intelsat (-13%). By quality, security selection in bonds without a credit rating added the most value versus the benchmark, while security choices among CCC-rated bonds hurt the most. Notable changes in positioning include increased exposure to the energy industry and a lower allocation to telecommunications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of August 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Occidental Petroleum Corp.	2.5
Sprint Capital Corp.	2.2
Pacific Gas & Electric Co.	1.8
CCO Holdings LLC/CCO Holdings Capital Corp.	1.6
Ally Financial, Inc.	1.5
9.6

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Energy	17.4
Telecommunications	8.1
Utilities	7.0
Healthcare	7.0
Cable/Satellite TV	5.3

Quality Diversification (% of fund's net assets)

As of August 31, 2021
BBB	5.6%
BB	30.8%
B	35.0%
CCC,CC,C	14.5%
Not Rated	2.4%
Equities	6.1%
Short-Term Investments and Net Other Assets	5.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Nonconvertible Bonds	81.5%
Convertible Bonds, Preferred Stocks	1.4%
Common Stocks	6.1%
Bank Loan Obligations	3.6%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.6%

 * Foreign investments - 19.6%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 82.7%
	Principal Amount	Value
Convertible Bonds - 1.2%
Broadcasting - 0.6%
DISH Network Corp.:
2.375% 3/15/24	$5,456,000	$5,292,320
3.375% 8/15/26	8,869,000	9,251,288
		14,543,608
Energy - 0.6%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,703,880	8,760,571
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,566,054	5,590,813
		14,351,384

TOTAL CONVERTIBLE BONDS		28,894,992

Nonconvertible Bonds - 81.5%
Aerospace - 2.3%
Allegheny Technologies, Inc. 5.875% 12/1/27	2,480,000	2,600,900
Bombardier, Inc.:
6% 2/15/28 (c)	3,615,000	3,646,017
7.125% 6/15/26 (c)	3,320,000	3,502,600
7.5% 12/1/24 (c)	4,520,000	4,711,196
7.5% 3/15/25 (c)	6,045,000	6,209,847
7.875% 4/15/27 (c)	9,105,000	9,546,137
Moog, Inc. 4.25% 12/15/27 (c)	735,000	755,213
TransDigm UK Holdings PLC 6.875% 5/15/26	5,540,000	5,837,775
TransDigm, Inc.:
5.5% 11/15/27	12,450,000	12,745,688
7.5% 3/15/27	5,250,000	5,551,875
Wolverine Escrow LLC 8.5% 11/15/24 (c)	1,627,000	1,545,650
		56,652,898
Air Transportation - 0.5%
Air Canada 3.875% 8/15/26 (c)	4,380,000	4,401,900
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (c)	2,190,000	2,306,355
United Airlines, Inc. 4.625% 4/15/29 (c)	2,980,000	3,091,750
Western Global Airlines LLC 10.375% 8/15/25 (c)	2,660,000	2,999,150
		12,799,155
Automotive - 0.1%
Ford Motor Credit Co. LLC 3.625% 6/17/31	2,480,000	2,554,400
Automotive & Auto Parts - 1.8%
Dana, Inc.:
4.25% 9/1/30	1,400,000	1,455,692
5.625% 6/15/28	2,450,000	2,633,554
Ford Motor Co.:
9% 4/22/25	4,865,000	5,943,571
9.625% 4/22/30	1,730,000	2,466,790
Ford Motor Credit Co. LLC:
2.9% 2/16/28	2,000,000	1,992,500
3.375% 11/13/25	1,645,000	1,702,575
4% 11/13/30	1,645,000	1,735,475
5.125% 6/16/25	7,810,000	8,571,475
5.596% 1/7/22	6,085,000	6,164,714
General Motors Financial Co., Inc.:
4.25% 5/15/23	615,000	651,854
5.2% 3/20/23	24,000	25,629
LCM Investments Holdings 4.875% 5/1/29 (c)	2,600,000	2,671,500
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)	1,770,000	1,836,021
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	685,000	709,434
The Goodyear Tire & Rubber Co. 5% 7/15/29 (c)	2,585,000	2,733,276
Winnebago Industries, Inc. 6.25% 7/15/28 (c)	2,075,000	2,230,625
		43,524,685
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
5.8% 5/1/25	20,000	23,147
8% 11/1/31	11,003,000	15,579,796
8% 11/1/31	14,228,000	20,857,627
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)	7,280,000	7,507,500
		43,968,070
Broadcasting - 1.5%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (c)	2,590,000	2,680,650
7.75% 4/15/28 (c)	1,370,000	1,428,225
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	2,515,000	1,668,954
iHeartCommunications, Inc.:
6.375% 5/1/26	46,387	48,996
8.375% 5/1/27	84,077	89,315
9% 5/15/22 (b)(d)	780,000	0
Netflix, Inc.:
4.875% 6/15/30 (c)	1,600,000	1,914,936
5.875% 11/15/28	2,195,000	2,721,800
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (c)	2,755,000	2,924,984
Scripps Escrow II, Inc.:
3.875% 1/15/29 (c)	2,170,000	2,181,414
5.375% 1/15/31 (c)	1,130,000	1,118,403
Scripps Escrow, Inc. 5.875% 7/15/27 (c)	2,215,000	2,273,786
Sirius XM Radio, Inc.:
4.125% 7/1/30 (c)	3,430,000	3,511,342
5% 8/1/27 (c)	5,295,000	5,553,131
Tegna, Inc. 5% 9/15/29	2,100,000	2,223,165
Univision Communications, Inc. 6.625% 6/1/27 (c)	5,150,000	5,576,420
		35,915,521
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	505,000	525,200
BCPE Ulysses Intermediate, Inc. 7.75% 4/1/27 pay-in-kind (c)(e)	1,755,000	1,737,801
Gypsum Management & Supply, Inc. 4.625% 5/1/29 (c)	2,170,000	2,186,275
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	1,825,000	1,880,663
6.125% 7/1/29 (c)	1,005,000	1,042,688
Victors Merger Corp. 6.375% 5/15/29 (c)	3,465,000	3,439,013
		10,811,640
Cable/Satellite TV - 4.9%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 1/15/34 (c)	3,730,000	3,763,570
4.5% 8/15/30 (c)	3,095,000	3,233,842
4.5% 6/1/33 (c)	4,415,000	4,575,044
4.75% 3/1/30 (c)	5,200,000	5,502,016
5% 2/1/28 (c)	12,055,000	12,628,818
5.125% 5/1/27 (c)	8,920,000	9,319,705
CSC Holdings LLC:
3.375% 2/15/31 (c)	3,305,000	3,144,080
4.125% 12/1/30 (c)	2,590,000	2,593,238
4.5% 11/15/31 (c)	2,175,000	2,189,094
4.625% 12/1/30 (c)	5,895,000	5,799,147
5% 11/15/31 (c)	2,290,000	2,278,550
5.375% 2/1/28 (c)	8,195,000	8,625,238
5.75% 1/15/30 (c)	3,690,000	3,899,223
5.875% 9/15/22	805,000	837,200
7.5% 4/1/28 (c)	4,545,000	4,976,775
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 8/15/27 (c)	5,940,000	6,207,300
DISH DBS Corp.:
5.875% 11/15/24	2,370,000	2,547,750
7.75% 7/1/26	2,315,000	2,651,717
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	6,820,000	7,101,189
6.5% 9/15/28 (c)	5,050,000	5,151,000
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	8,600,000	9,042,900
Ziggo Bond Co. BV:
5.125% 2/28/30 (c)	1,155,000	1,185,839
6% 1/15/27 (c)	4,760,000	4,980,150
Ziggo BV:
4.875% 1/15/30 (c)	1,730,000	1,781,900
5.5% 1/15/27 (c)	6,096,000	6,300,765
		120,316,050
Chemicals - 3.4%
Avient Corp. 5.75% 5/15/25 (c)	1,970,000	2,079,335
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	2,445,000	2,567,152
CF Industries Holdings, Inc.:
5.15% 3/15/34	4,430,000	5,532,184
5.375% 3/15/44	8,820,000	11,478,083
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.8689% 6/15/22 (c)(e)(f)	2,623,000	2,623,004
6.5% 5/15/26 (c)	8,310,000	8,413,875
6.875% 6/15/25 (c)	5,995,000	6,189,838
CVR Partners LP 6.125% 6/15/28 (c)	3,010,000	3,077,725
GrafTech Finance, Inc. 4.625% 12/15/28 (c)	2,290,000	2,335,800
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	535,000	532,325
7% 12/31/27 (c)	680,000	661,300
NOVA Chemicals Corp. 4.25% 5/15/29 (c)	2,650,000	2,663,250
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (c)	2,630,000	2,649,199
6.625% 5/1/29 (c)	1,755,000	1,725,955
The Chemours Co. LLC:
4.625% 11/15/29 (c)	2,245,000	2,229,330
5.375% 5/15/27	10,220,000	11,099,124
5.75% 11/15/28 (c)	6,595,000	6,990,700
Tronox, Inc. 4.625% 3/15/29 (c)	2,210,000	2,240,830
Valvoline, Inc. 4.25% 2/15/30 (c)	1,600,000	1,660,000
W. R. Grace & Co.-Conn. 4.875% 6/15/27 (c)	3,255,000	3,377,063
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	2,375,000	2,472,969
		82,599,041
Consumer Products - 0.8%
Central Garden & Pet Co. 4.125% 10/15/30	1,675,000	1,718,684
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (c)	1,775,000	1,743,938
Mattel, Inc.:
3.375% 4/1/26 (c)	745,000	773,891
3.75% 4/1/29 (c)	745,000	782,101
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	2,370,000	2,432,213
7.875% 5/1/29 (c)	3,590,000	3,699,316
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)	1,460,000	1,441,385
Tempur Sealy International, Inc. 4% 4/15/29 (c)	2,345,000	2,403,625
The Scotts Miracle-Gro Co. 4% 4/1/31 (c)	1,495,000	1,498,738
TKC Holdings, Inc. 10.5% 5/15/29 (c)	2,545,000	2,799,500
		19,293,391
Containers - 1.0%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (c)(e)	2,525,000	2,659,280
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 5.25% 8/15/27 (c)	7,225,000	7,477,875
Berry Global, Inc.:
4.5% 2/15/26 (c)	2,134,000	2,176,680
4.875% 7/15/26 (c)	1,355,000	1,428,915
CANPACK SA and Eastern PA Land Investment Holding LLC 3.125% 11/1/25 (c)	1,685,000	1,719,543
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (c)	2,080,000	2,103,400
7.875% 7/15/26 (c)	275,000	288,750
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	1,430,000	1,524,394
OI European Group BV 4% 3/15/23 (c)	1,595,000	1,650,506
Plastipak Holdings, Inc. 6.25% 10/15/25 (c)	730,000	742,775
Trivium Packaging Finance BV 5.5% 8/15/26 (c)	1,510,000	1,591,057
		23,363,175
Diversified Financial Services - 1.9%
Altice France Holding SA 10.5% 5/15/27 (c)	4,240,000	4,658,700
Diamond Sports Group LLC/Diamond Sports Finance Co. 6.625% 8/15/27 (c)	3,500,000	1,505,000
FLY Leasing Ltd. 7% 10/15/24 (c)	7,485,000	7,485,000
Hightower Holding LLC 6.75% 4/15/29 (c)	970,000	996,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	2,200,000	2,281,043
5.25% 5/15/27	5,970,000	6,201,338
6.25% 5/15/26	4,480,000	4,720,800
6.375% 12/15/25	1,740,000	1,792,200
MSCI, Inc.:
4% 11/15/29 (c)	5,785,000	6,189,950
5.375% 5/15/27 (c)	1,070,000	1,142,011
OneMain Finance Corp.:
7.125% 3/15/26	3,460,000	4,039,550
8.875% 6/1/25	3,325,000	3,646,528
Quicken Loans LLC 5.25% 1/15/28 (c)	1,710,000	1,804,050
		46,462,845
Diversified Media - 0.8%
Allen Media LLC 10.5% 2/15/28 (c)	6,230,000	6,019,738
Lamar Media Corp. 4.875% 1/15/29	1,980,000	2,106,225
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (c)	1,645,000	1,686,125
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (c)	2,530,000	2,659,663
5.875% 10/1/30 (c)	2,530,000	2,716,588
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	3,285,000	3,498,525
		18,686,864
Energy - 12.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (c)	2,220,000	2,311,575
Antero Resources Corp. 7.625% 2/1/29 (c)	2,160,000	2,376,000
Apache Corp. 4.625% 11/15/25	2,475,000	2,678,470
Archrock Partners LP / Archrock Partners Finance Corp.:
6.25% 4/1/28 (c)	2,475,000	2,521,406
6.875% 4/1/27 (c)	700,000	727,125
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	1,235,000	1,294,527
Baytex Energy Corp. 5.625% 6/1/24 (c)	830,000	834,026
California Resources Corp. 7.125% 2/1/26 (c)	3,735,000	3,918,127
Cheniere Energy Partners LP 5.625% 10/1/26	2,155,000	2,230,210
Cheniere Energy, Inc. 4.625% 10/15/28	8,250,000	8,703,750
Chesapeake Energy Corp.:
5.5% 2/1/26 (c)	2,260,000	2,361,655
5.875% 2/1/29 (c)	2,185,000	2,332,488
Citgo Holding, Inc. 9.25% 8/1/24 (c)	2,625,000	2,630,250
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	2,610,000	2,649,150
7% 6/15/25 (c)	6,180,000	6,334,500
CNX Midstream Partners LP 6.5% 3/15/26 (c)	1,030,000	1,058,325
CNX Resources Corp. 6% 1/15/29 (c)	1,185,000	1,233,976
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	1,360,000	1,377,000
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	1,595,000	1,599,291
6.75% 3/1/29 (c)	3,485,000	3,657,508
7.5% 5/15/25 (c)	2,725,000	2,820,375
Continental Resources, Inc.:
4.5% 4/15/23	80,000	83,400
5.75% 1/15/31 (c)	3,295,000	4,015,781
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	1,045,000	1,067,206
6% 2/1/29 (c)	7,210,000	7,354,200
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)	830,000	852,564
CVR Energy, Inc.:
5.25% 2/15/25 (c)	4,990,000	4,890,200
5.75% 2/15/28 (c)	4,990,000	4,926,827
DCP Midstream Operating LP:
5.375% 7/15/25	4,985,000	5,489,731
5.85% 5/21/43 (c)(e)	3,410,000	3,154,250
Delek Logistics Partners LP 7.125% 6/1/28 (c)	1,520,000	1,611,116
DT Midstream, Inc.:
4.125% 6/15/29 (c)	2,545,000	2,608,625
4.375% 6/15/31 (c)	2,545,000	2,627,713
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (c)	4,185,000	4,404,713
6.625% 7/15/25 (c)	2,455,000	2,603,405
EnLink Midstream LLC 5.625% 1/15/28 (c)	1,060,000	1,107,700
EQT Corp.:
3.125% 5/15/26 (c)	1,720,000	1,767,300
3.625% 5/15/31 (c)	1,720,000	1,818,384
5% 1/15/29	2,500,000	2,843,300
Exterran Energy Solutions LP 8.125% 5/1/25	885,000	796,500
Harvest Midstream I LP 7.5% 9/1/28 (c)	5,565,000	5,870,519
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,560,000	1,579,500
5.125% 6/15/28 (c)	2,905,000	3,042,988
5.625% 2/15/26 (c)	6,900,000	7,164,753
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)	2,685,000	1,611,000
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (c)	7,410,000	7,678,983
MEG Energy Corp. 5.875% 2/1/29 (c)	4,235,000	4,361,669
Murphy Oil Corp. 5.875% 12/1/27	1,480,000	1,539,200
Nabors Industries, Inc. 5.75% 2/1/25	4,196,000	3,540,375
Neptune Energy Bondco PLC 6.625% 5/15/25 (c)	1,065,000	1,078,313
New Fortress Energy, Inc. 6.75% 9/15/25 (c)	2,500,000	2,537,500
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	7,325,000	7,434,875
Nine Energy Service, Inc. 8.75% 11/1/23 (c)	600,000	291,000
Northern Oil & Gas, Inc. 8.125% 3/1/28 (c)	3,455,000	3,588,881
Occidental Petroleum Corp.:
4.3% 8/15/39	880,000	895,400
4.4% 4/15/46	1,750,000	1,788,570
4.5% 7/15/44	815,000	831,300
5.55% 3/15/26	2,985,000	3,328,275
5.875% 9/1/25	1,665,000	1,873,225
6.125% 1/1/31	6,260,000	7,569,592
6.2% 3/15/40	980,000	1,168,758
6.375% 9/1/28	2,500,000	2,958,400
6.45% 9/15/36	1,717,000	2,146,250
6.6% 3/15/46	2,590,000	3,276,635
6.625% 9/1/30	8,330,000	10,388,760
6.95% 7/1/24	2,770,000	3,120,239
7.5% 5/1/31	10,215,000	13,365,612
8.875% 7/15/30	6,715,000	9,214,927
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	5,755,000	3,769,525
7.25% 6/15/25	2,085,000	1,459,500
9.25% 5/15/25 (c)	6,375,000	6,151,875
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,935,000	3,818,721
Rattler Midstream LP 5.625% 7/15/25 (c)	2,305,000	2,420,250
Renewable Energy Group, Inc. 5.875% 6/1/28 (c)	1,000,000	1,035,500
SM Energy Co.:
5% 1/15/24	2,930,000	2,915,350
6.5% 7/15/28	920,000	924,480
6.625% 1/15/27	1,145,000	1,150,725
6.75% 9/15/26	805,000	809,025
Southwestern Energy Co.:
5.375% 2/1/29	4,415,000	4,558,488
8.375% 9/15/28	2,500,000	2,800,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	3,905,000	4,075,844
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	2,280,000	2,308,500
5.5% 2/15/26	1,885,000	1,936,668
6% 4/15/27	5,495,000	5,741,780
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	1,640,000	1,698,712
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (c)	2,370,000	2,410,574
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.875% 2/1/31	2,430,000	2,643,354
5.5% 3/1/30	2,470,000	2,723,175
5.875% 4/15/26	3,295,000	3,447,394
6.5% 7/15/27	1,275,000	1,380,468
6.875% 1/15/29	2,255,000	2,535,071
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	2,485,820	2,380,172
Transocean, Inc. 11.5% 1/30/27 (c)	2,403,000	2,420,734
Tullow Oil PLC 10.25% 5/15/26 (c)	7,345,000	7,602,075
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (b)(d)	1,706,837	85,342
Valaris Ltd. 8.25% 4/30/28 pay-in-kind (b)	660,000	14,348
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	2,220,000	2,287,954
4.125% 8/15/31 (c)	2,220,000	2,328,225
Vine Energy Holdings LLC 6.75% 4/15/29 (c)	2,260,000	2,440,800
Viper Energy Partners LP 5.375% 11/1/27 (c)	1,105,000	1,159,035
		306,351,812
Environmental - 0.8%
Darling Ingredients, Inc. 5.25% 4/15/27 (c)	2,760,000	2,882,627
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	9,895,000	9,875,210
Madison IAQ LLC:
4.125% 6/30/28 (c)	1,795,000	1,804,855
5.875% 6/30/29 (c)	2,775,000	2,840,906
Stericycle, Inc. 3.875% 1/15/29 (c)	1,645,000	1,674,133
		19,077,731
Food & Drug Retail - 0.8%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	1,655,000	1,671,550
4.625% 1/15/27 (c)	4,615,000	4,886,131
4.875% 2/15/30 (c)	6,890,000	7,518,713
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	1,605,000	1,564,875
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	960,000	968,544
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	2,200,000	2,310,000
Tops Markets LLC 13% 11/19/24 pay-in-kind (b)(e)	603,781	585,668
		19,505,481
Food/Beverage/Tobacco - 2.7%
C&S Group Enterprises LLC 5% 12/15/28 (c)	1,905,000	1,885,950
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (c)	1,465,000	1,522,120
7.5% 4/15/25 (c)	450,000	470,160
Del Monte Foods, Inc. 11.875% 5/15/25 (c)	3,785,000	4,239,200
JBS Finance Luxembourg SARL 3.625% 1/15/32 (c)	4,300,000	4,449,683
JBS U.S.A. Food Co. 5.75% 1/15/28 (c)	2,330,000	2,460,014
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	6,150,000	6,741,938
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	4,395,000	4,959,977
6.5% 4/15/29 (c)	3,640,000	4,122,300
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	1,918,000	2,083,428
Kraft Heinz Foods Co.:
4.375% 6/1/46	645,000	747,854
4.875% 10/1/49	3,225,000	4,005,776
5.5% 6/1/50	855,000	1,139,140
Lamb Weston Holdings, Inc. 4.875% 11/1/26 (c)	320,000	329,161
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	1,350,000	1,354,577
5.5% 10/15/27 (c)	5,775,000	6,013,219
6.875% 5/1/25 (c)	995,000	1,057,188
Pilgrim's Pride Corp. 4.25% 4/15/31 (c)	3,045,000	3,278,970
Post Holdings, Inc.:
4.5% 9/15/31 (c)	1,475,000	1,487,906
4.625% 4/15/30 (c)	3,690,000	3,767,739
5.75% 3/1/27 (c)	800,000	837,360
Simmons Foods, Inc. 4.625% 3/1/29 (c)	1,455,000	1,480,681
TreeHouse Foods, Inc. 4% 9/1/28	860,000	828,911
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	1,080,000	1,068,908
U.S. Foods, Inc. 4.75% 2/15/29 (c)	3,100,000	3,173,625
United Natural Foods, Inc. 6.75% 10/15/28 (c)	1,810,000	1,954,800
		65,460,585
Gaming - 3.5%
Affinity Gaming LLC 6.875% 12/15/27 (c)	890,000	945,447
Bally's Corp. 6.75% 6/1/27 (c)	3,365,000	3,638,406
Boyd Gaming Corp.:
4.75% 12/1/27	300,000	309,375
4.75% 6/15/31 (c)	2,445,000	2,525,025
8.625% 6/1/25 (c)	6,000,000	6,508,800
Caesars Entertainment, Inc. 8.125% 7/1/27 (c)	12,765,000	14,109,155
Caesars Resort Collection LLC 5.25% 10/15/25 (c)	9,185,000	9,315,427
Chukchansi Economic Development Authority 8% 4/15/28 (c)	546,679	492,011
Downstream Development Authority of The Qua 10.5% 2/15/23 (c)	1,075,000	1,122,031
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	935,000	991,100
Golden Nugget, Inc. 6.75% 10/15/24 (c)	7,570,000	7,587,411
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	4,310,000	4,694,840
4.625% 6/15/25 (c)	5,180,000	5,567,464
MGM Resorts International:
6.75% 5/1/25	3,350,000	3,551,000
7.75% 3/15/22	660,000	683,232
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (c)	3,010,000	3,216,938
Premier Entertainment Sub LLC 5.875% 9/1/31 (c)	2,230,000	2,285,750
Station Casinos LLC:
4.5% 2/15/28 (c)	35,000	35,525
5% 10/1/25 (c)	2,832,000	2,863,860
Studio City Finance Ltd. 6.5% 1/15/28 (c)	5,015,000	5,246,944
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (c)	3,915,000	3,912,651
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (c)	4,675,000	4,967,188
		84,569,580
Healthcare - 6.9%
AHP Health Partners, Inc. 5.75% 7/15/29 (c)	2,665,000	2,696,181
Akumin, Inc. 7% 11/1/25 (c)	4,155,000	3,919,827
Avantor Funding, Inc. 4.625% 7/15/28 (c)	3,345,000	3,537,003
Bausch Health Companies, Inc.:
7.25% 5/30/29 (c)	1,055,000	1,086,650
9% 12/15/25 (c)	1,775,000	1,888,156
Catalent Pharma Solutions 5% 7/15/27 (c)	825,000	864,188
Centene Corp.:
3.375% 2/15/30	2,690,000	2,811,050
4.25% 12/15/27	3,475,000	3,670,469
4.625% 12/15/29	3,825,000	4,195,604
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	740,000	762,822
4% 3/15/31 (c)	2,080,000	2,220,400
4.25% 5/1/28 (c)	735,000	769,846
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	2,885,000	2,943,017
5.625% 3/15/27 (c)	2,430,000	2,563,650
6% 1/15/29 (c)	2,415,000	2,574,994
6.125% 4/1/30 (c)	3,930,000	3,961,244
6.875% 4/15/29 (c)	2,815,000	2,924,081
8% 3/15/26 (c)	12,925,000	13,835,566
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (c)	2,840,000	2,918,100
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (c)	2,495,000	2,465,596
4.625% 6/1/30 (c)	6,965,000	7,279,539
Encompass Health Corp. 5.75% 9/15/25	4,660,000	4,764,850
HCA Holdings, Inc.:
5.375% 2/1/25	6,835,000	7,697,919
5.875% 5/1/23	1,150,000	1,239,125
5.875% 2/15/26	5,470,000	6,344,106
5.875% 2/1/29	1,355,000	1,642,938
HCRX Investments Holdco LP 4.5% 8/1/29 (c)	1,145,000	1,159,756
Hologic, Inc. 3.25% 2/15/29 (c)	2,525,000	2,587,368
IQVIA, Inc.:
5% 10/15/26 (c)	1,750,000	1,802,500
5% 5/15/27 (c)	1,385,000	1,447,228
Jazz Securities DAC 4.375% 1/15/29 (c)	1,980,000	2,051,775
Molina Healthcare, Inc.:
3.875% 11/15/30 (c)	2,430,000	2,590,988
4.375% 6/15/28 (c)	1,835,000	1,924,456
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	3,005,000	3,100,259
5.125% 4/30/31 (c)	2,995,000	3,141,635
Ortho-Clinical Diagnostics, Inc.:
7.25% 2/1/28 (c)	609,000	653,153
7.375% 6/1/25 (c)	1,296,000	1,373,760
Radiology Partners, Inc. 9.25% 2/1/28 (c)	6,340,000	6,799,650
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	2,295,000	2,348,789
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (c)	250,000	254,455
10% 4/15/27 (c)	4,955,000	5,388,563
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	8,520,000	8,705,651
6.125% 10/1/28 (c)	10,860,000	11,464,413
6.75% 6/15/23	10,590,000	11,476,913
6.875% 11/15/31	330,000	374,550
Valeant Pharmaceuticals International, Inc. 9.25% 4/1/26 (c)	5,560,000	5,990,900
Vizient, Inc. 6.25% 5/15/27 (c)	680,000	712,300
		166,925,983
Homebuilders/Real Estate - 1.8%
Arcosa, Inc. 4.375% 4/15/29 (c)	1,425,000	1,467,159
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (c)	1,380,000	1,380,000
6.625% 1/15/28 (c)	40,000	42,500
9.875% 4/1/27 (c)	2,127,000	2,355,653
Kennedy-Wilson, Inc.:
4.75% 3/1/29	2,190,000	2,265,128
5% 3/1/31	2,190,000	2,278,235
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	5,005,000	5,299,044
New Home Co., Inc. 7.25% 10/15/25 (c)	1,685,000	1,781,888
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (c)	1,225,000	1,282,024
7.625% 6/15/25 (c)	1,225,000	1,318,958
Service Properties Trust 7.5% 9/15/25	4,355,000	4,918,189
Starwood Property Trust, Inc.:
4.75% 3/15/25	2,420,000	2,534,950
5% 12/15/21	865,000	865,692
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.75% 1/15/28 (c)	2,945,000	3,320,488
TRI Pointe Homes, Inc. 5.7% 6/15/28	795,000	885,674
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	2,035,000	2,078,244
6.5% 2/15/29 (c)	3,300,000	3,439,194
VICI Properties, Inc.:
3.75% 2/15/27 (c)	1,965,000	2,043,600
4.125% 8/15/30 (c)	2,575,000	2,748,813
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	1,185,000	1,227,956
		43,533,389
Hotels - 0.4%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	1,470,000	1,458,975
3.75% 5/1/29 (c)	1,650,000	1,683,000
4% 5/1/31 (c)	1,650,000	1,701,563
5.375% 5/1/25 (c)	3,525,000	3,698,113
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (c)	2,365,000	2,388,414
		10,930,065
Insurance - 1.2%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (c)	9,401,000	9,577,269
10.125% 8/1/26 (c)	2,450,000	2,750,125
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (c)	9,895,000	10,290,800
AmWINS Group, Inc. 4.875% 6/30/29 (c)	1,400,000	1,422,750
AssuredPartners, Inc. 5.625% 1/15/29 (c)	1,445,000	1,454,364
HUB International Ltd. 7% 5/1/26 (c)	1,395,000	1,443,267
USI, Inc. 6.875% 5/1/25 (c)	3,250,000	3,315,975
		30,254,550
Leisure - 1.7%
Carnival Corp.:
4% 8/1/28 (c)	4,920,000	4,944,600
5.75% 3/1/27 (c)	5,135,000	5,251,616
9.875% 8/1/27 (c)	4,130,000	4,759,825
10.5% 2/1/26 (c)	2,400,000	2,769,000
MajorDrive Holdings IV LLC 6.375% 6/1/29 (c)	2,130,000	2,070,914
NCL Corp. Ltd.:
5.875% 3/15/26 (c)	735,000	736,838
10.25% 2/1/26 (c)	5,185,000	5,989,712
NCL Finance Ltd. 6.125% 3/15/28 (c)	910,000	914,550
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	4,375,000	4,265,625
5.5% 8/31/26 (c)	4,495,000	4,556,806
11.5% 6/1/25 (c)	1,196,000	1,372,410
Vail Resorts, Inc. 6.25% 5/15/25 (c)	1,435,000	1,528,993
Viking Cruises Ltd. 13% 5/15/25 (c)	2,135,000	2,471,263
		41,632,152
Metals/Mining - 1.7%
Alcoa Nederland Holding BV 4.125% 3/31/29 (c)	2,670,000	2,817,064
Alpha Natural Resources, Inc. 9.75% 4/15/18 (b)(d)	1,099,000	0
Arconic Corp. 6% 5/15/25 (c)	1,520,000	1,608,996
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (c)	1,465,000	1,541,913
4.875% 3/1/31 (c)	1,465,000	1,574,875
Constellium NV 5.875% 2/15/26 (c)	1,240,000	1,272,612
First Quantum Minerals Ltd.:
6.875% 3/1/26 (c)	5,275,000	5,467,673
6.875% 10/15/27 (c)	8,465,000	9,121,038
7.5% 4/1/25 (c)	2,320,000	2,412,075
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (c)	1,615,000	1,739,517
5.125% 5/15/24 (c)	770,000	828,212
Freeport-McMoRan, Inc.:
4.625% 8/1/30	2,510,000	2,764,138
5.4% 11/14/34	1,070,000	1,341,721
Howmet Aerospace, Inc. 5.95% 2/1/37	1,505,000	1,898,181
HudBay Minerals, Inc. 6.125% 4/1/29 (c)	4,755,000	5,111,625
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (c)	1,411,000	1,573,223
		41,072,863
Paper - 0.4%
Berry Global, Inc. 5.625% 7/15/27 (c)	1,110,000	1,168,275
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (c)	3,315,000	3,448,263
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	1,430,000	1,459,158
Mercer International, Inc. 5.125% 2/1/29	2,220,000	2,237,050
SPA Holdings 3 OY 4.875% 2/4/28 (c)	1,770,000	1,783,275
		10,096,021
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (c)	1,170,000	1,216,800
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	7,635,000	7,592,855
CEC Entertainment LLC 6.75% 5/1/26 (c)	2,250,000	2,229,581
Golden Nugget, Inc. 8.75% 10/1/25 (c)	1,230,000	1,297,650
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (c)	1,325,000	1,388,790
Yum! Brands, Inc.:
4.625% 1/31/32	2,585,000	2,797,642
7.75% 4/1/25 (c)	785,000	845,751
		16,152,269
Services - 3.7%
ADT Corp.:
4.125% 8/1/29 (c)	2,225,000	2,222,130
4.875% 7/15/32 (c)	1,075,000	1,091,050
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	2,940,000	3,009,825
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	1,050,000	1,049,906
APX Group, Inc. 7.625% 9/1/23	3,335,000	3,398,365
Aramark Services, Inc. 6.375% 5/1/25 (c)	3,410,000	3,609,656
Ascend Learning LLC:
6.875% 8/1/25 (c)	110,000	111,788
6.875% 8/1/25 (c)	1,055,000	1,072,144
ASGN, Inc. 4.625% 5/15/28 (c)	5,875,000	6,133,618
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (c)	1,992,000	2,000,715
4.625% 6/1/28 (c)	1,328,000	1,331,320
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (c)	1,470,000	1,543,500
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	2,405,000	2,478,978
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	14,220,000	14,326,650
CoreCivic, Inc.:
4.625% 5/1/23	255,000	258,996
8.25% 4/15/26	3,735,000	3,942,666
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	9,979,000	10,303,318
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)	4,110,000	4,127,262
Hertz Corp.:
5.5% 10/15/24 (b)(c)(d)	3,155,000	0
6% 1/15/28 (b)(c)(d)	3,900,000	0
6.25% 10/15/22 (b)(d)	2,880,000	0
7.125% 8/1/26 (b)(c)(d)	3,980,000	0
IHS Markit Ltd.:
4% 3/1/26 (c)	400,000	442,000
4.75% 2/15/25 (c)	955,000	1,060,384
5% 11/1/22 (c)	200,000	207,740
KAR Auction Services, Inc. 5.125% 6/1/25 (c)	810,000	828,225
Ritchie Bros. Auctioneers, Inc. 5.375% 1/15/25 (c)	830,000	849,713
Sabre GLBL, Inc. 7.375% 9/1/25 (c)	2,500,000	2,643,750
Service Corp. International 5.125% 6/1/29	1,845,000	2,011,880
Sotheby's 7.375% 10/15/27 (c)	3,160,000	3,352,918
The GEO Group, Inc.:
5.125% 4/1/23	1,665,000	1,581,750
5.875% 10/15/24	685,000	619,925
6% 4/15/26	6,055,000	5,116,475
Uber Technologies, Inc.:
4.5% 8/15/29 (c)	4,470,000	4,398,838
6.25% 1/15/28 (c)	2,145,000	2,300,513
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	1,640,000	1,715,899
		89,141,897
Steel - 0.3%
Commercial Metals Co. 3.875% 2/15/31	1,125,000	1,151,376
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	5,780,000	6,168,821
		7,320,197
Super Retail - 1.5%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	681,000	708,077
4.75% 3/1/30	680,000	717,400
Bath & Body Works, Inc. 6.625% 10/1/30 (c)	5,045,000	5,814,363
Carvana Co.:
4.875% 9/1/29 (c)	6,630,000	6,563,103
5.5% 4/15/27 (c)	3,045,000	3,142,836
5.875% 10/1/28 (c)	2,505,000	2,614,594
EG Global Finance PLC:
6.75% 2/7/25 (c)	12,050,000	12,381,375
8.5% 10/30/25 (c)	2,520,000	2,639,700
Rent-A-Center, Inc. 6.375% 2/15/29 (c)	695,000	748,863
Sonic Automotive, Inc. 6.125% 3/15/27	1,680,000	1,749,300
		37,079,611
Technology - 3.4%
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	1,580,000	1,605,675
6.125% 12/1/28 (c)	555,000	572,832
Banff Merger Sub, Inc. 9.75% 9/1/26 (c)	5,485,000	5,752,394
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	2,675,000	2,708,438
Camelot Finance SA 4.5% 11/1/26 (c)	2,285,000	2,384,512
CDK Global, Inc.:
4.875% 6/1/27	460,000	483,000
5.25% 5/15/29 (c)	1,305,000	1,418,822
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,960,000	3,100,600
Elastic NV 4.125% 7/15/29 (c)	1,275,000	1,294,724
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (c)	2,235,000	2,356,137
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	2,530,000	2,612,225
Match Group Holdings II LLC:
4.125% 8/1/30 (c)	2,335,000	2,445,913
5% 12/15/27 (c)	1,235,000	1,298,850
5.625% 2/15/29 (c)	2,035,000	2,197,800
MicroStrategy, Inc. 6.125% 6/15/28 (c)	1,750,000	1,800,208
NCR Corp. 5.125% 4/15/29 (c)	1,775,000	1,840,387
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	1,450,000	1,631,250
NortonLifeLock, Inc. 5% 4/15/25 (c)	6,075,000	6,141,339
Nuance Communications, Inc. 5.625% 12/15/26	1,035,000	1,074,107
ON Semiconductor Corp. 3.875% 9/1/28 (c)	3,110,000	3,267,708
Open Text Corp. 5.875% 6/1/26 (c)	4,510,000	4,655,448
Open Text Holdings, Inc. 4.125% 2/15/30 (c)	3,095,000	3,258,571
Qorvo, Inc. 4.375% 10/15/29	5,505,000	6,103,669
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	1,430,000	1,415,314
Sensata Technologies BV 4% 4/15/29 (c)	2,480,000	2,565,709
Square, Inc.:
2.75% 6/1/26 (c)	2,555,000	2,628,456
3.5% 6/1/31 (c)	2,555,000	2,657,200
Synaptics, Inc. 4% 6/15/29 (c)	1,210,000	1,232,688
TTM Technologies, Inc. 4% 3/1/29 (c)	2,215,000	2,242,688
Twilio, Inc.:
3.625% 3/15/29	1,725,000	1,780,545
3.875% 3/15/31	1,805,000	1,886,225
Uber Technologies, Inc. 7.5% 5/15/25 (c)	5,010,000	5,341,913
Unisys Corp. 6.875% 11/1/27 (c)	1,425,000	1,555,031
		83,310,378
Telecommunications - 7.7%
Altice Financing SA:
5% 1/15/28 (c)	2,375,000	2,373,100
5.75% 8/15/29 (c)	7,480,000	7,683,456
Altice France SA:
5.125% 1/15/29 (c)	2,270,000	2,286,571
5.125% 7/15/29 (c)	4,510,000	4,559,700
5.5% 1/15/28 (c)	4,825,000	4,963,719
7.375% 5/1/26 (c)	2,553,000	2,649,937
8.125% 2/1/27 (c)	4,475,000	4,860,969
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (c)	9,965,000	10,562,900
7.5% 10/15/26 (c)	4,940,000	5,137,600
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	1,280,000	1,265,600
5.625% 9/15/28 (c)	1,010,000	1,017,272
Cogent Communications Group, Inc.:
3.5% 5/1/26 (c)	1,700,000	1,739,440
5.375% 3/1/22 (c)	677,000	683,770
Consolidated Communications, Inc. 5% 10/1/28 (c)	1,320,000	1,355,508
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	2,480,000	2,591,600
5.875% 10/15/27 (c)	2,440,000	2,608,311
5.875% 11/1/29	615,475	625,778
6.75% 5/1/29 (c)	2,795,000	2,991,209
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (d)	7,570,000	3,936,400
8.5% 10/15/24 (c)(d)	2,965,000	1,601,100
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)	2,520,000	2,608,200
6.75% 10/15/27 (c)	5,250,000	5,610,938
Level 3 Financing, Inc.:
3.75% 7/15/29 (c)	3,850,000	3,753,750
4.25% 7/1/28 (c)	3,420,000	3,460,903
4.625% 9/15/27 (c)	7,220,000	7,445,625
Lumen Technologies, Inc.:
4% 2/15/27 (c)	4,225,000	4,335,906
5.125% 12/15/26 (c)	5,000,000	5,170,000
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	790,000	786,050
Qwest Corp.:
6.75% 12/1/21	500,000	507,360
7.25% 9/15/25	545,000	645,280
Sable International Finance Ltd. 5.75% 9/7/27 (c)	5,516,000	5,778,010
Sabre GLBL, Inc. 9.25% 4/15/25 (c)	1,820,000	2,097,550
SBA Communications Corp. 3.875% 2/15/27	9,320,000	9,686,090
Sprint Capital Corp.:
6.875% 11/15/28	1,770,000	2,307,160
8.75% 3/15/32	33,750,000	51,685,370
Telecom Italia Capital SA:
6% 9/30/34	510,000	579,972
6.375% 11/15/33	285,000	334,864
Telecom Italia SpA 5.303% 5/30/24 (c)	2,020,000	2,193,114
Telesat Canada/Telesat LLC 6.5% 10/15/27 (c)	1,735,000	1,465,555
ViaSat, Inc. 5.625% 9/15/25 (c)	1,070,000	1,088,179
Windstream Escrow LLC 7.75% 8/15/28 (c)	3,530,000	3,646,967
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	3,835,000	3,791,665
6.125% 3/1/28 (c)	2,115,000	2,152,013
		186,624,461
Textiles/Apparel - 0.2%
Crocs, Inc.:
4.125% 8/15/31 (c)	2,540,000	2,552,700
4.25% 3/15/29 (c)	1,490,000	1,535,743
Victoria's Secret & Co. 4.625% 7/15/29 (c)	1,665,000	1,667,473
		5,755,916
Transportation Ex Air/Rail - 1.8%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (c)	9,000	9,601
4.375% 5/1/26 (c)	7,000	7,606
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	1,395,000	1,440,338
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	6,980,000	6,988,725
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	13,390,000	12,268,588
11.25% 8/15/22 (c)	2,380,000	2,382,975
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (c)	5,110,000	5,557,125
Seaspan Corp.:
5.5% 8/1/29 (c)	3,695,000	3,778,138
6.5% 4/29/26 (c)	2,100,000	2,244,270
Teekay Corp. 9.25% 11/15/22 (c)	1,990,000	2,047,889
XPO Logistics, Inc. 6.25% 5/1/25 (c)	7,625,000	8,053,906
		44,779,161
Utilities - 6.4%
Clearway Energy Operating LLC:
4.75% 3/15/28 (c)	5,885,000	6,230,450
5% 9/15/26	1,455,000	1,493,194
DCP Midstream Operating LP:
5.125% 5/15/29	4,715,000	5,233,650
5.625% 7/15/27	2,205,000	2,505,597
DPL, Inc.:
4.125% 7/1/25	7,280,000	7,793,240
4.35% 4/15/29	9,480,000	10,428,000
InterGen NV 7% 6/30/23 (c)	30,215,000	29,912,850
NextEra Energy Partners LP 4.25% 9/15/24 (c)	334,000	351,535
NRG Energy, Inc.:
3.375% 2/15/29 (c)	1,145,000	1,150,725
3.625% 2/15/31 (c)	2,270,000	2,309,725
3.875% 2/15/32 (c)	3,725,000	3,776,964
5.25% 6/15/29 (c)	3,050,000	3,311,385
5.75% 1/15/28	2,190,000	2,340,563
6.625% 1/15/27	2,095,000	2,172,976
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	5,313,256	5,725,033
Pacific Gas & Electric Co.:
3.75% 8/15/42	350,000	314,336
3.95% 12/1/47	2,495,000	2,365,512
4.55% 7/1/30	16,150,000	17,184,467
4.95% 7/1/50	23,225,000	24,582,842
PG&E Corp.:
5% 7/1/28	3,405,000	3,379,463
5.25% 7/1/30	9,430,000	9,288,550
Pike Corp. 5.5% 9/1/28 (c)	2,030,000	2,062,988
TerraForm Global, Inc. 6.125% 3/1/26 (c)	2,450,000	2,520,438
TerraForm Power Operating LLC 4.25% 1/31/23 (c)	2,000,000	2,055,000
The AES Corp.:
3.3% 7/15/25 (c)	34,000	36,328
3.95% 7/15/30 (c)	29,000	32,332
Vistra Operations Co. LLC:
4.375% 5/1/29 (c)	3,675,000	3,730,125
5.5% 9/1/26 (c)	1,440,000	1,481,112
5.625% 2/15/27 (c)	2,000,000	2,082,620
		155,852,000

TOTAL NONCONVERTIBLE BONDS		1,983,590,637

TOTAL CORPORATE BONDS
(Cost $1,899,927,682)		2,012,485,629
	Shares	Value

Common Stocks - 6.1%
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(g)	32,168	336,156
Broadcasting - 0.0%
iHeartMedia, Inc. (g)	8,204	204,116
Chemicals - 0.0%
Corteva, Inc.	10,266	451,396
Dow, Inc.	10,266	645,731

TOTAL CHEMICALS		1,097,127

Energy - 3.8%
California Resources Corp. (g)	357,837	12,248,761
California Resources Corp. warrants 10/27/24 (g)	20,004	152,030
Chesapeake Energy Corp.	214,781	11,986,928
Chesapeake Energy Corp. (a)	2,990	166,872
Denbury, Inc. (g)	173,641	12,212,172
Denbury, Inc. warrants 9/18/25 (g)	118,677	4,665,193
EP Energy Corp. (b)	218,900	19,646,275
Forbes Energy Services Ltd. (g)	72,087	7,014
Jonah Energy Parent LLC (b)	425,801	19,672,006
Mesquite Energy, Inc. (b)(g)	214,437	7,385,200
Noble Corp. (c)	1,015	24,715
Noble Corp. (g)	6,653	162,001
Noble Corp.:
warrants 2/5/28 (g)	27,051	194,767
warrants 2/5/28 (g)	27,051	140,665
Superior Energy Services, Inc. Class A (b)	15,005	384,137
Tidewater, Inc.:
warrants 11/14/42 (g)	23,695	299,560
warrants 11/14/42 (g)	8,251	104,312
Tribune Resources, Inc. (b)(g)	182,155	140,259
Tribune Resources, Inc. warrants 3/30/23 (b)(g)	51,925	1
Valaris Ltd. (g)	92,187	2,500,891

TOTAL ENERGY		92,093,759

Entertainment/Film - 0.1%
New Cotai LLC/New Cotai Capital Corp. (a)(b)	1,330,466	3,432,602
Food & Drug Retail - 0.7%
Southeastern Grocers, Inc. (a)(b)(g)	687,397	14,978,381
Tops Markets Corp. (b)(g)	2,955	1,038,860

TOTAL FOOD & DRUG RETAIL		16,017,241

Gaming - 0.5%
Boyd Gaming Corp. (g)	81,500	5,001,655
Caesars Entertainment, Inc. (g)	57,808	5,875,027
Studio City International Holdings Ltd. ADR (g)	28,000	266,003

TOTAL GAMING		11,142,685

Services - 0.3%
United Rentals, Inc. (g)	17,400	6,136,110
Technology - 0.1%
CDK Global, Inc.	45,206	1,880,570
Telecommunications - 0.2%
CUI Acquisition Corp. Class E (b)(g)	0	16,065
Frontier Communications Parent, Inc. (g)	200,563	5,906,580

TOTAL TELECOMMUNICATIONS		5,922,645

Utilities - 0.4%
NRG Energy, Inc.	60,111	2,745,269
Vistra Corp.	359,562	6,864,039

TOTAL UTILITIES		9,609,308

TOTAL COMMON STOCKS
(Cost $90,349,932)		147,872,319

Convertible Preferred Stocks - 0.2%
Utilities - 0.2%
PG&E Corp.
(Cost $6,993,013)	61,000	5,618,100
	Principal Amount	Value

Bank Loan Obligations - 3.6%
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6473% 2/1/27 (e)(f)(h)	1,079,150	1,061,388
Broadcasting - 0.1%
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/14/26 (e)(f)(h)	1,130,162	1,127,947
Cable/Satellite TV - 0.4%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (e)(f)(h)	10,630,479	10,607,730
Chemicals - 0.3%
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (b)(e)(f)(h)	5,785,000	5,640,375
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (e)(f)(h)	528,650	500,896
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8379% 10/1/25 (e)(f)(h)	702,542	694,013

TOTAL CHEMICALS		6,835,284

Consumer Products - 0.0%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (e)(f)(h)	935,000	935,000
Diversified Financial Services - 0.1%
Cabazon Finance Authority term loan 11% 3/7/24 pay-in-kind (b)(e)(h)	2,586,300	2,586,300
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3761% 3/1/25 (e)(f)(h)	254,276	252,211
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (b)(e)(f)(h)	396,164	396,164

TOTAL DIVERSIFIED FINANCIAL SERVICES		3,234,675

Energy - 0.4%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 11/3/25 (e)(f)(h)	1,165,981	1,149,226
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (e)(f)(h)	1,243,165	1,231,081
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (e)(f)(h)	299,663	294,718
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1208% 3/1/26 (e)(f)(h)	8,350,650	6,322,110
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0%(b)(d)(f)(h)	3,964,252	0
term loan 3 month U.S. LIBOR + 0.000% 0%(b)(d)(f)(h)	1,710,000	0

TOTAL ENERGY		8,997,135

Food & Drug Retail - 0.0%
Tops Markets LLC 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 11/19/23 (b)(e)(f)(h)	817,269	833,615
Gaming - 0.4%
Bally's Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 5/10/26 (e)(f)(h)	7,860,600	8,214,327
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.332% 9/15/23 (e)(f)(h)	619,396	617,668
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (e)(f)(h)	1,128,750	1,118,873

TOTAL GAMING		9,950,868

Healthcare - 0.1%
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (e)(f)(h)	433,042	433,856
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (e)(f)(h)(i)	1,135,000	1,134,433

TOTAL HEALTHCARE		1,568,289

Hotels - 0.1%
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 6.250% 6.8973% 5/29/26 (e)(f)(h)	1,376,901	1,150,580
3 month U.S. LIBOR + 8.000% 9% 2/28/25 (e)(f)(h)	1,575,090	1,604,623

TOTAL HOTELS		2,755,203

Insurance - 0.2%
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/10/25 (e)(f)(h)	62,409	61,707
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/9/25 (e)(f)(h)	2,018,800	1,994,958
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (e)(f)(h)	2,140,498	2,140,241
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1473% 5/16/24 (e)(f)(h)	442,750	438,655

TOTAL INSURANCE		4,635,561

Leisure - 0.0%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (e)(f)(h)	43,425	43,181
Services - 0.8%
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (e)(f)(h)	8,250,000	8,287,785
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (e)(f)(h)	3,505,888	3,461,643
IRI Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3346% 11/30/25 (e)(f)(h)	3,064,044	3,059,448
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (e)(f)(h)	2,230,000	2,196,550
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (e)(f)(h)	1,506,225	1,506,978

TOTAL SERVICES		18,512,404

Super Retail - 0.1%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/5/28 (e)(f)(h)	2,662,859	2,671,727
Technology - 0.4%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8973% 8/10/25 (e)(f)(h)	4,987,179	4,114,423
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.582% 4/30/25 (e)(f)(h)	1,594,900	1,565,394
Epicor Software Corp. 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 7/31/28 (e)(f)(h)	1,945,000	1,998,488
UKG, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 5/4/26 (e)(f)(h)	702,488	702,635
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (e)(f)(h)	560,000	568,053
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 2/28/27 (e)(f)(h)	444,375	441,042

TOTAL TECHNOLOGY		9,390,035

Telecommunications - 0.2%
Altice France SA Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1248% 8/14/26 (e)(f)(h)	1,069,750	1,065,738
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (e)(f)(h)	300,000	304,968
Tranche B-5, term loan 8.625% 1/2/24 (h)	300,000	304,734
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (e)(f)(h)	3,265,723	3,278,982

TOTAL TELECOMMUNICATIONS		4,954,422

TOTAL BANK LOAN OBLIGATIONS
(Cost $92,749,895)		88,114,464

Preferred Securities - 1.8%
Banks & Thrifts - 1.6%
Bank of America Corp.:
4.3% (e)(j)	5,780,000	5,984,263
6.1% (e)(j)	3,690,000	4,248,289
6.25% (e)(j)	2,310,000	2,628,960
Citigroup, Inc. 5.95% (e)(j)	11,215,000	11,866,107
JPMorgan Chase & Co. 6% (e)(j)	11,680,000	12,452,524
Wells Fargo & Co. 5.9% (e)(j)	1,955,000	2,150,507

TOTAL BANKS & THRIFTS		39,330,650

Energy - 0.0%
MPLX LP 6.875% (e)(j)	1,270,000	1,300,783
Summit Midstream Partners LP 9.5% (e)(j)	204,000	177,530

TOTAL ENERGY		1,478,313

Insurance - 0.2%
Alliant Holdings Intermediate LLC 9.75% (b)(j)	4,000,000	4,006,766
TOTAL PREFERRED SECURITIES
(Cost $43,266,844)		44,815,729
	Shares	Value

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (b)(g)
(Cost $11,217)	11,217	7,516

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.06% (k)
(Cost $101,214,485)	101,194,246	101,214,485
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $2,234,513,068)		2,400,128,242
NET OTHER ASSETS (LIABILITIES) - 1.4%		34,277,852
NET ASSETS - 100%		$2,434,406,094

Amounts shown as 0 in the Schedule of Investments may represent less than 1 share.

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,929,239 or 1.4% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,392,864,786 or 57.2% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$28,315
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 7/15/21	$2,703,880
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 7/15/21	$1,566,054
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$6,590,796
Southeastern Grocers, Inc.	6/1/18 - 4/26/19	$5,072,958

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$83,740,792	$814,546,648	$797,073,998	$37,622	$3,237	$(2,194)	$101,214,485	0.2%
Total	$83,740,792	$814,546,648	$797,073,998	$37,622	$3,237	$(2,194)	$101,214,485

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,559,363	$6,110,696	$--	$3,448,667
Consumer Discretionary	11,478,841	11,142,685	--	336,156
Consumer Staples	16,017,241	--	--	16,017,241
Energy	92,093,759	44,462,009	403,872	47,227,878
Industrials	6,136,110	6,136,110	--	--
Information Technology	1,880,570	1,880,570	--	--
Materials	1,097,127	1,097,127	--	--
Utilities	15,227,408	9,609,308	5,618,100	--
Corporate Bonds	2,012,485,629	--	1,997,448,887	15,036,742
Bank Loan Obligations	88,114,464	--	78,658,010	9,456,454
Preferred Securities	44,815,729	--	40,808,963	4,006,766
Other	7,516	--	--	7,516
Money Market Funds	101,214,485	101,214,485	--	--
Total Investments in Securities:	$2,400,128,242	$181,652,990	$2,122,937,832	$95,537,420

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Energy
Beginning Balance	$2,859,786
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	17,852,242
Cost of Purchases	8,727,002
Proceeds of Sales	-
Amortization/Accretion	18,076,362
Transfers into Level 3	--
Transfers out of Level 3	(287,514)
Ending Balance	$47,227,878
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2021	$17,852,242
Other Investments in Securities
Beginning Balance	$24,293,257
Net Realized Gain (Loss) on Investment Securities	8,430,443
Net Unrealized Gain (Loss) on Investment Securities	11,144,510
Cost of Purchases	21,285,435
Proceeds of Sales	(14,392,457)
Amortization/Accretion	(6,815,887)
Transfers into Level 3	4,364,241
Transfers out of Level 3	--
Ending Balance	$48,309,542
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2021	$11,144,510

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
Canada	3.7%
Luxembourg	3.1%
Netherlands	2.8%
Multi-National	2.4%
United Kingdom	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,133,298,583)	$2,298,913,757
Fidelity Central Funds (cost $101,214,485)	101,214,485
Total Investment in Securities (cost $2,234,513,068)		$2,400,128,242
Cash		156,485
Receivable for investments sold		3,789,402
Receivable for fund shares sold		54,891
Dividends receivable		109,682
Interest receivable		31,399,368
Distributions receivable from Fidelity Central Funds		4,202
Other receivables		4,212
Total assets		2,435,646,484
Liabilities
Payable for investments purchased	$1,129,325
Payable for fund shares redeemed	106,804
Other payables and accrued expenses	4,261
Total liabilities		1,240,390
Net Assets		$2,434,406,094
Net Assets consist of:
Paid in capital		$2,302,026,582
Total accumulated earnings (loss)		132,379,512
Net Assets		$2,434,406,094
Net Asset Value, offering price and redemption price per share ($2,434,406,094 ÷ 21,074,970 shares)		$115.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$5,829,142
Interest		132,205,528
Income from Fidelity Central Funds		37,622
Total income		138,072,292
Expenses
Custodian fees and expenses	$19,174
Independent directors' fees and expenses	10,774
Legal	9,796
Miscellaneous	19
Total expenses before reductions	39,763
Expense reductions	(1,047)
Total expenses after reductions		38,716
Net investment income (loss)		138,033,576
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,382,651
Fidelity Central Funds	3,237
Foreign currency transactions	(79,201)
Total net realized gain (loss)		8,306,687
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	196,174,895
Fidelity Central Funds	(2,194)
Total change in net unrealized appreciation (depreciation)		196,172,701
Net gain (loss)		204,479,388
Net increase (decrease) in net assets resulting from operations		$342,512,964

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,033,576	$151,159,899
Net realized gain (loss)	8,306,687	(31,752,303)
Change in net unrealized appreciation (depreciation)	196,172,701	(28,697,670)
Net increase (decrease) in net assets resulting from operations	342,512,964	90,709,926
Distributions to shareholders	(134,064,264)	(157,025,200)
Affiliated share transactions
Proceeds from sales of shares	419,626,749	621,458,286
Reinvestment of distributions	133,259,818	157,016,852
Cost of shares redeemed	(1,016,564,138)	(623,295,452)
Net increase (decrease) in net assets resulting from share transactions	(463,677,571)	155,179,686
Total increase (decrease) in net assets	(255,228,871)	88,864,412
Net Assets
Beginning of period	2,689,634,965	2,600,770,553
End of period	$2,434,406,094	$2,689,634,965
Other Information
Shares
Sold	3,910,646	6,359,350
Issued in reinvestment of distributions	1,207,995	1,480,997
Redeemed	(9,398,838)	(5,837,026)
Net increase (decrease)	(4,280,197)	2,003,321

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Central Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$106.08	$111.37	$112.30	$113.78	$110.82
Income from Investment Operations
Net investment income (loss)A	6.202	6.432	7.276	7.336	7.352
Net realized and unrealized gain (loss)	9.246	(5.023)	(.267)	(1.497)	2.982
Total from investment operations	15.448	1.409	7.009	5.839	10.334
Distributions from net investment income	(6.018)	(6.685)	(7.089)	(7.240)	(7.374)
Distributions from net realized gain	–	(.014)	(.850)	(.079)	–
Total distributions	(6.018)	(6.699)	(7.939)	(7.319)	(7.374)
Net asset value, end of period	$115.51	$106.08	$111.37	$112.30	$113.78
Total ReturnB	14.97%	1.45%	6.59%	5.29%	9.60%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.01%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.01%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.01%
Net investment income (loss)	5.62%	6.06%	6.70%	6.49%	6.54%
Supplemental Data
Net assets, end of period (000 omitted)	$2,434,406	$2,689,635	$2,600,771	$884,331	$885,301
Portfolio turnover rateF	37%	59%G	39%G,H	57%	46%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

1. Organization.

Fidelity High Income Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$67,029,942	Market comparable	Enterprise value/Sales multiple (EV/S)	4.6	Increase
			Transaction price	$29.35	Increase
			Discount rate	10.0%-20.0%/17.3%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.2 – 3.3/ 3.3	Increase
			Growth rate	1.5%	Increase
		Recovery value	Recovery value	452.3%	Increase
		Market approach	Transaction price	$0.00 - $351.56 / $102.21	Increase
			Premium rate	20.0%	Increase
			Parity price	$25.60	Increase
		Discounted cash flow	Discount for lack of marketability	10.0%	Decrease
			Weighted average cost of capital (WACC)	8.7%	Decrease
			Growth rate	1.5%	Increase
		Book Value	Book value multiple	1.0	Increase
Corporate Bonds	$15,036,742	Market comparable	Discount rate	10.0%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.2	Increase
		Recovery value	Recovery value	0.0%	Increase
		Indicative market bid	Evaluated bid	$5.00 - $103.84 / $85.69	Increase
		Book Value	Book value multiple	1.0	Increase
Preferred Securities	$4,006,766	Market approach	Transaction price	$98.50	Increase
Bank Loan Obligations	$9,456,454	Market comparable	Discount for lack of marketability	15.00%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	6.5	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$100.00	Increase
		Indicative market bid	Evaluated bid	$97.50 - $102.00 / $98.08	Increase
Other	$7,516	Recovery value	Recovery value	0.7%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$205,742,325
Gross unrealized depreciation	(39,597,904)
Net unrealized appreciation (depreciation)	$166,144,421
Tax Cost	$2,233,983,821

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$286,081
Capital loss carryforward	$(34,050,988)
Net unrealized appreciation (depreciation) on securities and other investments	$166,144,421

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(34,050,988)

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$134,064,264	$ 157,025,200

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Central Fund	888,011,752	1,333,843,759

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Central Fund	$273

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Central Fund	–	2,430,393

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity High Income Central Fund	25,160	2,794,550

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity High Income Central Fund	14,724

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,047.

7. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity High Income Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the the Fidelity Central Investments Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity High Income Central Fund	.0013%
Actual		$1,000.00	$1,068.80	$.01
Hypothetical-C		$1,000.00	$1,025.20	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $105,093,014 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $129,872,647 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended December 31, 2020. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HICII-ANN-1021
1.861961.113

Fidelity® Specialized High Income Central Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Specialized High Income Central Fund	6.46%	5.83%	6.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Specialized High Income Central Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,370	Fidelity® Specialized High Income Central Fund
$19,652	ICE® BofA® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 10.26% for the 12 months ending August 31, 2021, as high-yield bonds continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020 amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the U.S. election. In November, high yield shrugged off a modest downtrend by gaining 4%, as investors digested results of the election. As the calendar turned, investors grew more hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings and a rebounding economy. For the full 12 months, lower-rated bonds (+21%) fared best, handily topping the B (+9%) and BB (+8%) credit tiers. By industry, returns were positive across the board, led by publishing/printing (+31%) and entertainment/film (+27%). Other standouts included air transportation (+26%) and aerospace (+17%). Energy, the largest group in the index this period, rose roughly 20%. In contrast, two defensive categories fared worst, as cable/satellite TV and utilities each gained about 4%, while telecommunications advanced 5%.

Comments from Co-Managers Alexandre Karam and Michael Weaver:  For the fiscal year ending August 31, 2021, the fund gained 6.46%, underperforming the 8.08% result of the benchmark ICE BofA® BB US High Yield Constrained Index. The fund's core allocation to high-yield bonds rose 6.67% and detracted from performance versus the benchmark. By industry, the primary detractor from performance versus the benchmark was security selection in diversified financial services. Also hindering performance was security selection and overweightings in utilities and cable/satellite TV. Not owning Ovintiv, a benchmark component that gained about 34%, was the largest individual relative detractor. Another notable relative detractor was an outsized stake in PG&E (+6%), which was among the biggest holdings at period end. Avoiding Cenovus Energy, a benchmark component that gained roughly 20%, hurt relative performance. Conversely, the top contributor to performance versus the benchmark was security picks in chemicals. An underweighting and security selection in containers and an overweighting in energy also helped the fund's relative performance. The biggest individual relative contributor was an overweight position in Occidental Petroleum (+30%). Occidental Petroleum was among the largest holdings in the fund. The fund's out-of-benchmark stake in Denbury, a position not held at period end, gained roughly 71% and helped. Another notable relative contributor was an overweighting in Crestwood Midstream (+13%), one of the biggest holdings in the fund. By quality, security choices among bonds rated BB detracted the most versus the benchmark. Notable changes in positioning include increased exposure to the energy and chemicals industries and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of August 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Sprint Capital Corp.	4.1
Occidental Petroleum Corp.	2.9
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.6
CCO Holdings LLC/CCO Holdings Capital Corp.	2.4
Tenet Healthcare Corp.	2.2
14.2

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Energy	16.5
Telecommunications	11.1
Utilities	8.7
Chemicals	6.4
Cable/Satellite TV	5.4

Quality Diversification (% of fund's net assets)

As of August 31, 2021
BBB	1.7%
BB	70.1%
B	20.0%
CCC,CC,C	0.1%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Nonconvertible Bonds	90.8%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	8.1%

 * Foreign investments - 13.8%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 90.8%
	Principal Amount	Value
Aerospace - 3.8%
BWX Technologies, Inc. 4.125% 6/30/28 (a)	$995,000	$1,022,363
Howmet Aerospace, Inc. 6.75% 1/15/28	755,000	930,957
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	2,085,000	2,163,188
Moog, Inc. 4.25% 12/15/27 (a)	2,045,000	2,101,238
Rolls-Royce PLC 5.75% 10/15/27 (a)	1,270,000	1,392,809
TransDigm, Inc. 6.25% 3/15/26 (a)	5,853,000	6,145,650

TOTAL AEROSPACE		13,756,205

Air Transportation - 0.2%
United Airlines, Inc. 4.375% 4/15/26 (a)	670,000	695,058
Automotive & Auto Parts - 1.5%
Allison Transmission, Inc. 3.75% 1/30/31 (a)	1,270,000	1,268,413
Ford Motor Credit Co. LLC:
4% 11/13/30	1,710,000	1,804,050
4.687% 6/9/25	1,005,000	1,089,852
5.113% 5/3/29	650,000	734,500
5.125% 6/16/25	660,000	724,350

TOTAL AUTOMOTIVE & AUTO PARTS		5,621,165

Banks & Thrifts - 0.4%
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (a)	1,360,000	1,388,900
Broadcasting - 2.0%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (a)	650,000	431,340
Scripps Escrow II, Inc. 3.875% 1/15/29 (a)	465,000	467,446
Sirius XM Radio, Inc.:
4.125% 7/1/30 (a)	320,000	327,589
5% 8/1/27 (a)	1,160,000	1,216,550
5.5% 7/1/29 (a)	2,845,000	3,115,275
Tegna, Inc.:
4.625% 3/15/28	1,270,000	1,318,006
5% 9/15/29	240,000	254,076

TOTAL BROADCASTING		7,130,282

Building Materials - 0.6%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	480,000	499,200
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (a)	1,485,000	1,525,555

TOTAL BUILDING MATERIALS		2,024,755

Cable/Satellite TV - 5.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (a)	200,000	205,250
4.5% 8/15/30 (a)	780,000	814,991
4.5% 5/1/32	2,370,000	2,476,295
4.5% 6/1/33 (a)	730,000	756,463
5% 2/1/28 (a)	4,214,000	4,414,586
CSC Holdings LLC:
3.375% 2/15/31 (a)	4,195,000	3,990,745
4.125% 12/1/30 (a)	1,065,000	1,066,331
5.375% 2/1/28 (a)	700,000	736,750
5.5% 4/15/27 (a)	1,961,000	2,051,456
Virgin Media Secured Finance PLC 4.5% 8/15/30 (a)	2,185,000	2,216,246
Ziggo BV 5.5% 1/15/27 (a)	777,000	803,099

TOTAL CABLE/SATELLITE TV		19,532,212

Chemicals - 6.4%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (a)	1,200,000	1,259,952
CF Industries Holdings, Inc.:
4.95% 6/1/43	9,000	11,102
5.15% 3/15/34	3,438,000	4,293,374
5.375% 3/15/44	531,000	691,027
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.8689% 6/15/22 (a)(b)(c)	295,000	295,000
6.875% 6/15/25 (a)	235,000	242,638
Methanex Corp.:
5.125% 10/15/27	1,585,000	1,725,669
5.25% 12/15/29	130,000	141,808
5.65% 12/1/44	1,034,000	1,124,765
NOVA Chemicals Corp. 5.25% 6/1/27 (a)	1,960,000	2,094,123
Olin Corp.:
5% 2/1/30	1,944,000	2,086,437
5.125% 9/15/27	2,525,000	2,622,844
The Chemours Co. LLC 5.375% 5/15/27	2,885,000	3,133,168
Valvoline, Inc. 4.25% 2/15/30 (a)	1,410,000	1,462,875
W. R. Grace & Co.-Conn.:
4.875% 6/15/27 (a)	630,000	653,625
5.625% 10/1/24 (a)	1,246,000	1,364,370

TOTAL CHEMICALS		23,202,777

Consumer Products - 1.0%
Mattel, Inc. 3.75% 4/1/29 (a)	630,000	661,374
Newell Brands, Inc.:
5.875% 4/1/36	565,000	707,663
6% 4/1/46	1,735,000	2,255,500

TOTAL CONSUMER PRODUCTS		3,624,537

Containers - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (a)	55,000	57,184
Diversified Financial Services - 4.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	6,705,000	6,964,819
6.25% 5/15/26	2,549,000	2,686,009
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (a)	1,005,000	1,010,025
LPL Holdings, Inc. 4% 3/15/29 (a)	1,420,000	1,450,246
MSCI, Inc.:
3.25% 8/15/33 (a)	285,000	293,906
5.375% 5/15/27 (a)	1,713,000	1,828,285
OneMain Finance Corp.:
3.5% 1/15/27	1,060,000	1,072,953
3.875% 9/15/28	1,435,000	1,441,716
7.125% 3/15/26	624,000	728,520

TOTAL DIVERSIFIED FINANCIAL SERVICES		17,476,479

Diversified Media - 0.8%
Nielsen Finance LLC/Nielsen Finance Co. 5.875% 10/1/30 (a)	1,500,000	1,610,625
Twitter, Inc. 3.875% 12/15/27 (a)	1,060,000	1,144,111

TOTAL DIVERSIFIED MEDIA		2,754,736

Energy - 16.5%
Apache Corp.:
4.25% 1/15/30	244,000	262,622
5.1% 9/1/40	686,000	763,175
5.25% 2/1/42	1,030,000	1,138,150
5.35% 7/1/49	170,000	189,584
Cheniere Energy Partners LP:
4% 3/1/31 (a)	1,355,000	1,426,138
5.625% 10/1/26	1,310,000	1,355,719
Cheniere Energy, Inc. 4.625% 10/15/28	1,233,000	1,300,815
Continental Resources, Inc. 5.75% 1/15/31 (a)	1,860,000	2,266,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	2,198,000	2,219,980
5.75% 4/1/25	3,871,000	3,953,259
6% 2/1/29 (a)	1,910,000	1,948,200
CVR Energy, Inc.:
5.25% 2/15/25 (a)	1,580,000	1,548,400
5.75% 2/15/28 (a)	175,000	172,785
DCP Midstream Operating LP:
5.6% 4/1/44	100,000	114,500
6.45% 11/3/36 (a)	435,000	527,438
8.125% 8/16/30	30,000	39,975
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	90,000	93,170
5.75% 1/30/28 (a)	905,000	952,513
6.625% 7/15/25 (a)	225,000	238,601
EnLink Midstream LLC 5.625% 1/15/28 (a)	220,000	229,900
EnLink Midstream Partners LP:
5.05% 4/1/45	290,000	266,120
5.45% 6/1/47	605,000	569,831
5.6% 4/1/44	1,018,000	967,100
EQM Midstream Partners LP:
4.75% 1/15/31 (a)	1,140,000	1,159,950
5.5% 7/15/28	905,000	987,563
6.5% 7/15/48	550,000	621,115
EQT Corp. 3.9% 10/1/27	1,654,000	1,785,625
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	1,130,000	1,183,675
5.625% 2/15/26 (a)	592,000	614,715
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (a)	380,000	392,688
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (a)	365,000	372,410
Occidental Petroleum Corp.:
4.2% 3/15/48	645,000	631,700
4.3% 8/15/39	340,000	345,950
4.4% 4/15/46	995,000	1,016,930
4.4% 8/15/49	1,140,000	1,148,903
5.55% 3/15/26	1,660,000	1,850,900
6.125% 1/1/31	765,000	925,038
6.2% 3/15/40	330,000	393,561
6.45% 9/15/36	1,745,000	2,181,250
7.5% 5/1/31	330,000	431,782
7.875% 9/15/31	210,000	278,966
8.875% 7/15/30	715,000	981,187
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (a)	2,335,000	2,253,275
Rockies Express Pipeline LLC:
4.8% 5/15/30 (a)	1,095,000	1,132,433
4.95% 7/15/29 (a)	570,000	593,011
6.875% 4/15/40 (a)	220,000	242,550
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,295,000	1,311,188
5.875% 3/15/28	215,000	227,094
6% 4/15/27	30,000	31,347
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (a)	265,000	274,487
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (a)	255,000	257,550
6% 3/1/27 (a)	1,111,000	1,149,885
6% 12/31/30 (a)	1,360,000	1,383,283
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (a)	1,885,000	1,974,217
4.875% 2/1/31	2,460,000	2,675,988
5.375% 2/1/27	332,000	344,035
5.5% 3/1/30	280,000	308,700
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (a)	445,000	458,621
4.125% 8/15/31 (a)	430,000	450,963
Viper Energy Partners LP 5.375% 11/1/27 (a)	1,200,000	1,258,680
Western Gas Partners LP:
4.65% 7/1/26	122,000	131,516
5.3% 2/1/30	2,950,000	3,305,800

TOTAL ENERGY		59,613,381

Environmental - 1.1%
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	1,275,000	1,331,648
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,800,000	1,796,400
Stericycle, Inc. 3.875% 1/15/29 (a)	925,000	941,382

TOTAL ENVIRONMENTAL		4,069,430

Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 3/15/29 (a)	3,055,000	3,085,550
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (a)	165,000	166,469

TOTAL FOOD & DRUG RETAIL		3,252,019

Food/Beverage/Tobacco - 3.0%
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	696,000	762,990
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	1,660,000	1,873,393
6.5% 4/15/29 (a)	3,994,000	4,523,205
Kraft Heinz Foods Co.:
3.875% 5/15/27	1,165,000	1,284,069
4.25% 3/1/31	1,100,000	1,270,081
U.S. Foods, Inc. 6.25% 4/15/25 (a)	925,000	974,719

TOTAL FOOD/BEVERAGE/TOBACCO		10,688,457

Gaming - 2.4%
MCE Finance Ltd.:
5.375% 12/4/29 (a)	535,000	553,562
5.75% 7/21/28 (a)	805,000	839,213
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	892,000	971,647
4.625% 6/15/25 (a)	315,000	338,562
5.75% 2/1/27	664,000	764,356
MGM Resorts International 5.75% 6/15/25	620,000	678,900
VICI Properties, Inc.:
4.25% 12/1/26 (a)	725,000	761,553
4.625% 12/1/29 (a)	1,075,000	1,169,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (a)	1,330,000	1,409,800
Wynn Macau Ltd. 4.875% 10/1/24 (a)	1,028,000	1,033,654

TOTAL GAMING		8,520,310

Healthcare - 5.0%
Centene Corp.:
2.45% 7/15/28	70,000	71,012
2.5% 3/1/31	1,390,000	1,386,414
3.375% 2/15/30	2,000,000	2,090,000
4.25% 12/15/27	1,425,000	1,505,156
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	265,000	273,173
4.25% 5/1/28 (a)	150,000	157,112
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (a)	640,000	668,902
HCRX Investments Holdco LP 4.5% 8/1/29 (a)	170,000	172,191
Hologic, Inc.:
3.25% 2/15/29 (a)	1,125,000	1,152,788
4.625% 2/1/28 (a)	170,000	180,838
IQVIA, Inc. 5% 5/15/27 (a)	630,000	658,306
Jazz Securities DAC 4.375% 1/15/29 (a)	305,000	316,056
Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% 4/30/28 (a)	775,000	799,568
Teleflex, Inc. 4.25% 6/1/28 (a)	305,000	317,581
Tenet Healthcare Corp.:
4.625% 6/15/28 (a)	5,745,000	5,946,075
4.875% 1/1/26 (a)	690,000	715,737
5.125% 11/1/27 (a)	1,500,000	1,578,750

TOTAL HEALTHCARE		17,989,659

Homebuilders/Real Estate - 2.5%
Century Communities, Inc. 3.875% 8/15/29 (a)	430,000	436,536
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (a)	460,000	468,763
Howard Hughes Corp. 4.375% 2/1/31 (a)	675,000	680,906
Kennedy-Wilson, Inc. 4.75% 2/1/30	715,000	733,855
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	3,516,000	3,722,565
Service Properties Trust:
3.95% 1/15/28	85,000	81,684
4.375% 2/15/30	605,000	581,136
4.95% 2/15/27	1,245,000	1,245,000
4.95% 10/1/29	515,000	509,850
5.5% 12/15/27	480,000	514,715

TOTAL HOMEBUILDERS/REAL ESTATE		8,975,010

Hotels - 1.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (a)	1,130,000	1,121,525
4% 5/1/31 (a)	3,185,000	3,284,531
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	426,000	441,937
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	592,000	612,536

TOTAL HOTELS		5,460,529

Leisure - 1.0%
Carnival Corp. 10.5% 2/1/26 (a)	2,290,000	2,642,088
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (a)	265,000	288,850
11.5% 6/1/25 (a)	675,000	774,563

TOTAL LEISURE		3,705,501

Metals/Mining - 0.0%
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	20,000	21,700
Howmet Aerospace, Inc. 5.95% 2/1/37	55,000	69,369

TOTAL METALS/MINING		91,069

Publishing/Printing - 0.4%
Meredith Corp. 6.5% 7/1/25 (a)	1,275,000	1,373,813
Services - 5.1%
ADT Corp. 4.125% 8/1/29 (a)	360,000	359,536
AECOM 5.125% 3/15/27	2,030,000	2,267,469
Aramark Services, Inc. 5% 2/1/28 (a)	3,660,000	3,805,732
ASGN, Inc. 4.625% 5/15/28 (a)	3,400,000	3,549,668
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (a)	1,595,000	1,644,062
4% 7/1/29 (a)	140,000	145,075
Gartner, Inc.:
3.625% 6/15/29 (a)	205,000	211,001
3.75% 10/1/30 (a)	530,000	554,592
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	800,000	826,000
Iron Mountain, Inc. 4.875% 9/15/29 (a)	1,270,000	1,339,596
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (a)	2,545,000	2,455,810
Service Corp. International 5.125% 6/1/29	695,000	757,863
TriNet Group, Inc. 3.5% 3/1/29 (a)	595,000	599,463

TOTAL SERVICES		18,515,867

Super Retail - 1.2%
Bath & Body Works, Inc. 6.625% 10/1/30 (a)	1,095,000	1,261,988
Hanesbrands, Inc. 4.875% 5/15/26 (a)	1,270,000	1,385,888
Levi Strauss & Co. 3.5% 3/1/31 (a)	525,000	540,750
The William Carter Co. 5.625% 3/15/27 (a)	1,154,000	1,205,930

TOTAL SUPER RETAIL		4,394,556

Technology - 3.3%
CDK Global, Inc. 5.25% 5/15/29 (a)	2,398,000	2,607,154
Crowdstrike Holdings, Inc. 3% 2/15/29	610,000	615,124
Gartner, Inc. 4.5% 7/1/28 (a)	820,000	868,175
Match Group Holdings II LLC 4.125% 8/1/30 (a)	305,000	319,488
Nuance Communications, Inc. 5.625% 12/15/26	488,000	506,439
ON Semiconductor Corp. 3.875% 9/1/28 (a)	620,000	651,440
Open Text Corp. 3.875% 2/15/28 (a)	2,760,000	2,880,750
Sensata Technologies BV 4% 4/15/29 (a)	1,115,000	1,153,534
Sensata Technologies, Inc. 3.75% 2/15/31 (a)	1,335,000	1,341,675
Square, Inc. 2.75% 6/1/26 (a)	360,000	370,350
TTM Technologies, Inc. 4% 3/1/29 (a)	460,000	465,750
Twilio, Inc. 3.875% 3/15/31	295,000	308,275

TOTAL TECHNOLOGY		12,088,154

Telecommunications - 11.1%
Altice Financing SA 5% 1/15/28 (a)	460,000	459,632
Altice France SA 7.375% 5/1/26 (a)	1,120,000	1,162,526
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	2,719,000	2,882,140
7.5% 10/15/26 (a)	3,805,000	3,957,200
Level 3 Financing, Inc.:
4.25% 7/1/28 (a)	3,815,000	3,860,627
4.625% 9/15/27 (a)	1,240,000	1,278,750
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	2,440,000	2,522,960
6.875% 1/15/28	80,000	89,914
Millicom International Cellular SA 4.5% 4/27/31 (a)	200,000	209,038
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,605,000	2,728,738
SBA Communications Corp. 3.875% 2/15/27	705,000	732,692
Sprint Capital Corp.:
6.875% 11/15/28	9,510,000	12,396,081
8.75% 3/15/32	1,720,000	2,634,042
Telecom Italia Capital SA:
6% 9/30/34	739,000	840,391
7.2% 7/18/36	3,400,000	4,280,770

TOTAL TELECOMMUNICATIONS		40,035,501

Transportation Ex Air/Rail - 0.2%
Seaspan Corp. 5.5% 8/1/29 (a)	360,000	368,100
XPO Logistics, Inc. 6.25% 5/1/25 (a)	370,000	390,813

TOTAL TRANSPORTATION EX AIR/RAIL		758,913

Utilities - 8.7%
Clearway Energy Operating LLC:
3.75% 2/15/31 (a)	1,355,000	1,376,809
4.75% 3/15/28 (a)	290,000	307,023
DCP Midstream Operating LP:
5.125% 5/15/29	3,305,000	3,668,550
5.625% 7/15/27	1,285,000	1,460,178
InterGen NV 7% 6/30/23 (a)	1,496,000	1,481,040
NextEra Energy Partners LP 4.25% 9/15/24 (a)	146,000	153,665
NRG Energy, Inc.:
3.625% 2/15/31 (a)	1,710,000	1,739,925
5.25% 6/15/29 (a)	1,251,000	1,358,211
5.75% 1/15/28	1,319,000	1,409,681
6.625% 1/15/27	793,000	822,515
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	3,121,970	3,363,922
PG&E Corp.:
5% 7/1/28	5,555,000	5,513,338
5.25% 7/1/30	2,395,000	2,359,075
TerraForm Power Operating LLC 5% 1/31/28 (a)	624,000	673,920
Vistra Operations Co. LLC:
5% 7/31/27 (a)	2,705,000	2,806,708
5.5% 9/1/26 (a)	2,052,000	2,110,585
5.625% 2/15/27 (a)	960,000	999,658

TOTAL UTILITIES		31,604,803

TOTAL NONCONVERTIBLE BONDS
(Cost $311,661,952)		328,401,262

Preferred Securities - 1.1%
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.7% (Cost $3,800,000)(b)(d)	3,800,000	4,007,751
	Shares	Value

Money Market Funds - 6.9%
Fidelity Cash Central Fund 0.06% (e)
(Cost $24,914,305)	24,911,261	24,916,243
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $340,376,257)		357,325,256
NET OTHER ASSETS (LIABILITIES) - 1.2%		4,191,771
NET ASSETS - 100%		$361,517,027

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $195,960,671 or 54.2% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$35,361,848	$170,199,917	$180,645,873	$10,706	$352	$(1)	$24,916,243	0.0%
Total	$35,361,848	$170,199,917	$180,645,873	$10,706	$352	$(1)	$24,916,243

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$328,401,262	$--	$328,401,262	$--
Preferred Securities	4,007,751	--	4,007,751	--
Money Market Funds	24,916,243	24,916,243	--	--
Total Investments in Securities:	$357,325,256	$24,916,243	$332,409,013	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.2%
Canada	2.3%
Multi-National	2.2%
Ireland	2.0%
Luxembourg	1.8%
Cayman Islands	1.7%
Netherlands	1.4%
United Kingdom	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $315,461,952)	$332,409,013
Fidelity Central Funds (cost $24,914,305)	24,916,243
Total Investment in Securities (cost $340,376,257)		$357,325,256
Interest receivable		4,191,609
Distributions receivable from Fidelity Central Funds		1,108
Total assets		361,517,973
Liabilities
Other payables and accrued expenses	946
Total liabilities		946
Net Assets		$361,517,027
Net Assets consist of:
Paid in capital		$332,778,979
Total accumulated earnings (loss)		28,738,048
Net Assets		$361,517,027
Net Asset Value, offering price and redemption price per share ($361,517,027 ÷ 3,583,149 shares)		$100.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$56,050
Interest		20,110,447
Income from Fidelity Central Funds		10,706
Total income		20,177,203
Expenses
Custodian fees and expenses	$5,521
Independent directors' fees and expenses	1,990
Miscellaneous	3
Total expenses before reductions	7,514
Expense reductions	(213)
Total expenses after reductions		7,301
Net investment income (loss)		20,169,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,514,164
Fidelity Central Funds	352
Total net realized gain (loss)		16,514,516
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,540,199)
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		(8,540,200)
Net gain (loss)		7,974,316
Net increase (decrease) in net assets resulting from operations		$28,144,218

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,169,902	$25,784,751
Net realized gain (loss)	16,514,516	6,510,004
Change in net unrealized appreciation (depreciation)	(8,540,200)	3,040,339
Net increase (decrease) in net assets resulting from operations	28,144,218	35,335,094
Distributions to shareholders	(24,179,309)	(31,957,324)
Affiliated share transactions
Proceeds from sales of shares	7,650,000	122,681,517
Reinvestment of distributions	24,179,308	31,957,323
Cost of shares redeemed	(205,326,776)	(228,125,762)
Net increase (decrease) in net assets resulting from share transactions	(173,497,468)	(73,486,922)
Total increase (decrease) in net assets	(169,532,559)	(70,109,152)
Net Assets
Beginning of period	531,049,586	601,158,738
End of period	$361,517,027	$531,049,586
Other Information
Shares
Sold	76,937	1,347,208
Issued in reinvestment of distributions	243,094	321,041
Redeemed	(2,047,003)	(2,235,616)
Net increase (decrease)	(1,726,972)	(567,367)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Specialized High Income Central Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$100.01	$102.28	$99.83	$104.63	$103.06
Income from Investment Operations
Net investment income (loss)A	4.670	5.162	5.368	5.188	5.489
Net realized and unrealized gain (loss)	1.582	(1.042)B	2.981	(2.758)	1.901
Total from investment operations	6.252	4.120	8.349	2.430	7.390
Distributions from net investment income	(4.623)	(5.093)	(5.335)	(5.217)	(5.531)
Distributions from net realized gain	(.749)	(1.297)	(.564)	(2.013)	(.289)
Total distributions	(5.372)	(6.390)	(5.899)	(7.230)	(5.820)
Net asset value, end of period	$100.89	$100.01	$102.28	$99.83	$104.63
Total ReturnC	6.46%	4.25%	8.73%	2.42%	7.39%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	4.67%	5.20%	5.42%	5.13%	5.31%
Supplemental Data
Net assets, end of period (000 omitted)	$361,517	$531,050	$601,159	$719,197	$768,593
Portfolio turnover rateG	55%	54%	45%H	62%	51%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than $.0005 per share.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Specialized High Income Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,278,616
Gross unrealized depreciation	(1,175,449)
Net unrealized appreciation (depreciation)	$17,103,167
Tax Cost	$340,222,089

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,726,008
Undistributed long-term capital gain	$9,908,873
Net unrealized appreciation (depreciation) on securities and other investments	$17,103,167

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$20,185,985	$ 28,546,407
Long-term Capital Gains	3,993,324	3,410,917
Total	$24,179,309	$ 31,957,324

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Specialized High Income Central Fund	227,316,031	393,060,089

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Specialized High Income Central Fund	$59

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $58 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $155.

7. Other.

Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity Specialized High Income Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Specialized High Income Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Specialized High Income Central Fund	.0008%
Actual		$1,000.00	$1,037.40	$-C
Hypothetical-D		$1,000.00	$1,025.20	$-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount Represents less than $.005.

 D 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Specialized High Income Central Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $3.42 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $10,045,531, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $20,036,772 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $24,710,712 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Specialized High Income Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended December 31, 2020. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SHI-ANN-1021
1.820817.116

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity High Income Central Fund and Fidelity Specialized High Income Central Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity High Income Central Fund	$51,000	$-	$8,500	$1,100
Fidelity Specialized High Income Central Fund	$52,500	$-	$8,500	$1,200

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity High Income Central Fund	$60,200	$-	$8,800	$1,100
Fidelity Specialized High Income Central Fund	$60,100	$-	$8,800	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A	August 31, 2020A
Deloitte Entities	$540,900	$524,500

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021